Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of WhiteHorse Finance, Inc. and Subsidiaries (the “Company”) for the annual period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stuart Aronson, as Chief Executive Officer of the Company hereby certify, to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stuart Aronson
Name: Stuart Aronson
Title: Chief Executive Officer

Date: March 6, 2026